UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 17, 2003

                         Commission file number 0-28423

                              VALIDIAN CORPORATION

         Nevada                                          58-2541997
(State of Incorporation)                       (IRS Employer Identification No.)

               30 Metcalfe Street, Ottawa, Ontario, Canada K1P 5L4
                    (Address of principal executive offices)

                                  613-230-7211
                               (Telephone Number)

Item 1 through Item 4 - not applicable

Item 5. Other Events

On May 30, 2003 the company and some of its warrant holders voluntarily cancelled 410,000 Series B Warrants and 2,135,000 Series D Warrants in return for the company issuing 2,853,350 shares of its common stock in satisfaction of $941,605.62 of outstanding 12% secured notes payable including accrued interest and 1,653,512 shares of its common stock in satisfaction of $515,958.90 of outstanding 5% convertible notes payable including accrued interest plus 4,000,000 Series F Warrants with an exercise price of $0.50 per share and expiring May 30, 2007. The company also issued 2,135,000 Series E Warrants with an exercise price of $0.33 per share and expiring May 30, 2008.

On May 30, 2003, the director of the company approved the company's Incentive Equity Plan. The Director's Resolution is appended hereto as Exhibit 4.1. The Incentive Equity Plan is appended hereto as Exhibit 10.1.

Item 6 through Item 9 - not applicable


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                                    SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          VALIDIAN CORPORATION
                                              (Registrant)

       Date 06/17/2003                 By /s/ Andre Maisonneuve
                                          ----------------------------------
                                          Andre Maisonneuve, President,
                                          Chief Executive Officer and Chief
                                          Financial Officer


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